
                                                                                                      EXHIBIT 21

                                          SUBSIDIARIES OF THE REGISTRANT
                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Omnicom Group Inc................................     New York                     --                      --
Omnicom International Inc........................     Delaware                 Registrant                 100%
Omnicom Management Inc...........................     Delaware                 Registrant                 100%
Omnicom Finance Inc..............................     Delaware             BBDO Worldwide Inc.             33%
                                                                       The DDB Needham Worldwide           33%
                                                                       Communications Group, Inc
                                                                         Omnicom Management Inc.           34%
Goodby, Silverstein & Partners Holdings Inc......    California                Registrant                 100%
Goodby, Silverstein & Partners Inc...............    California        Goodby, Silverstein & Partners
                                                                                 Holdings Inc.            100%
C-D Acquisitions Inc.............................     Delaware                 Registrant                 100%
Aegis Group plc..................................  United Kingdom              Registrant                   9%
BBDO Worldwide Inc...............................     New York                 Registrant                 100%
BBDO Atlanta, Inc................................      Georgia             BBDO Worldwide Inc.            100%
BBDO Chicago, Inc................................     Delaware             BBDO Worldwide Inc.            100%
BBDO Detroit, Inc................................     Delaware             BBDO Worldwide Inc.            100%
BBDO International Inc...........................     Delaware         Omnicom International Inc.         100%
Baker Lovick, L.L.C..............................     Delaware              BBDO Canada Inc.               99%
                                                                        Omnicom Finance Limited             1%
RATTO/BBDO S.A...................................     Argentina            BBDO Worldwide Inc.             40%
Clemenger BBDO Ltd...............................     Australia            BBDO Worldwide Inc.             47%
Clemenger Sydney Pty. Ltd........................     Australia            Clemenger BBDO Ltd.             47%
Clemenger Tasmania Pty. Ltd......................     Australia            Clemenger BBDO Ltd.             47%
Clemenger Brisbane Pty. Ltd......................     Australia            Clemenger BBDO Ltd.             47%
Intoto Advertising Pty. Ltd......................     Australia            Clemenger BBDO Ltd.             21%
Clemenger Harvie Pty Ltd.........................     Australia            Clemenger BBDO Ltd.             47%
Clemenger Adelaide Pty. Ltd......................     Australia            Clemenger BBDO Ltd.             47%
Clemenger Melbourne Pty. Ltd.....................     Australia            Clemenger BBDO Ltd.             47%
Diversified Marketing Services Pty. Ltd..........     Australia            Clemenger BBDO Ltd.             47%
Port Productions Pty. Ltd. (Melbourne)...........     Australia  Diversified Marketing Services Pty. Ltd.  35%
Clemenger Direct Pty. Ltd. (Sydney)..............     Australia  Diversified Marketing Services Pty. Ltd.  47%
Holt Group Pty. Ltd..............................     Australia  Diversified Marketing Services Pty. Ltd.  47%
Clemenger Direct Pty. Ltd. (Melbourne)...........     Australia  Diversified Marketing Services Pty. Ltd.  47%
TEAM/BBDO Werbeagentur Ges. m.b.H................      Austria             BBDO Worldwide Inc.            100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H       87%
The Media Partnership............................      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H       25%
BBDO Belgium S.A.................................      Belgium             BBDO Worldwide Inc.             88%
Sponsoring & Event Marketing S.A.................      Belgium              BBDO Belgium S.A.              65%
Omnimedia S.A....................................      Belgium              BBDO Belgium S.A.              44%
Morael & Partners S.A............................      Belgium              BBDO Belgium S.A.              61%
VVL/BBDO S.A.....................................      Belgium              BBDO Belgium S.A.              70%
Moors Bloomsbury.................................      Belgium              BBDO Belgium S.A.              70%
N'Lil S.A........................................      Belgium              BBDO Belgium S.A.              45%
Optimum Media Team S.A...........................      Belgium              BBDO Belgium S.A.              44%
                                                                        DDB Needham Worldwide S.A.         46%
Topolino S.A.....................................      Belgium              BBDO Belgium S.A.              45%
BBDO/Business Communications S.A.................      Belgium              BBDO Belgium S.A.              70%
ALMAP/BBDO Comunicacoes Ltda.....................      Brazil            BBDO Publicidade, Ltda.           60%
BBDO Publicidade, Ltda...........................      Brazil              BBDO Worldwide Inc.            100%
McKim Communications Limited.....................      Canada               BBDO Canada Inc.              100%
The Gaylord Group Ltd............................      Canada               BBDO Canada Inc.               70%
PNMD, Inc........................................      Canada               BBDO Canada Inc.               49%
BBDO Canada Inc..................................      Canada              BBDO Worldwide Inc.            100%
BBDO Chile, S.A..................................       Chile              BBDO Worldwide Inc.             45%
BBDO/CNUAC Advertising Co. Ltd...................       China            BBDO Asia Pacific Ltd.            51%


                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Alberto H. Garnier, S.A..........................    Costa Rica            BBDO Worldwide Inc.             20%
BBDO Zagreb......................................      Croatia             BBDO Worldwide Inc.             40%
Impact/BBDO International Ltd....................      Cyprus              BBDO Worldwide Inc.             44%
Mark/BBDO Ltd....................................  Czech Republic      BBDO Worldwide Europe GmbH          45%
Media Direction Ltd..............................  Czech Republic      BBDO Worldwide Europe GmbH          30%
BBDO Denmark A/S.................................      Denmark              BBDO Holding A/S               75%
BBDO Business Communications A/S.................      Denmark              BBDO Holding A/S               32%
BBDO Holding A/S.................................      Denmark             BBDO Worldwide Inc.             81%
Impact/BBDO......................................       Egypt        Impact/BBDO International Ltd.        40%
Apex Publicidad, S.A.............................    El Salvador              Garnier/BBDO                 10%
Bookkeeper Investment OY.........................      Finland         BBDO Worldwide Europe GmbH         100%
BBDO Helsinki OY.................................      Finland          Bookkeeper Investment OY           92%
La Compagnie S.A.................................      France          BBDO Worldwide Europe GmbH         100%
Nomad S.A........................................      France               La Compagnie S.A.              60%
Proximite S.A....................................      France               La Compagnie S.A.              64%
Directment S.A...................................      France               La Compagnie S.A.              45%
West End S.A.....................................      France               La Compagnie S.A.             100%
Realisation S.A..................................      France               La Compagnie S.A.              37%
Optimum Media S.A................................      France               La Compagnie S.A.              50%
                                                                DDB Needham Worldwide Communication S.A.   39%
Deslegan S.A.....................................      France               La Compagnie S.A.              40%
Reflexions S.A...................................      France               La Compagnie S.A.              55%
CLM/BBDO S.A.....................................      France               La Compagnie S.A.             100%
Agence Parisienne................................      France               La Compagnie S.A.             100%
BBDO Interactive GmbH............................      Germany                  BBDO GmbH                  40%
KNSK/BBDO Werbeagentur Gmbh......................      Germany                  BBDO GmbH                  40%
NOVUM Marketing- und Vertriebsberatung GmbH......      Germany                  BBDO GmbH                  32%
The Media Partnership GmbH.......................      Germany                  BBDO GmbH                  20%
Stein Holding GmbH...............................      Germany                  BBDO GmbH                  80%
TEAM DIRECT Ges fur Direct Marketing GmbH........      Germany                  BBDO GmbH                  60%
Boebel, Adam Werbeagentur GmbH...................      Germany                  BBDO GmbH                  34%
Sponsor Partners GmbH............................      Germany                  BBDO GmbH                  39%
Media Direction GmbH.............................      Germany                  BBDO GmbH                  59%
HM1 Ges. f. Direktmarketing and Werbelogistik GmbH     Germany                  BBDO GmbH                  52%
BBDO Dusseldorf GmbH.............................      Germany                  BBDO GmbH                  80%
Hildmann  & Schneider Werbeagentur GmbH..........      Germany                  BBDO GmbH                  72%
BBDO Dusseldorf GmbH Werbeagentur................      Germany                  BBDO GmbH                  80%
SELL BY TEL Telefon und Direktmarketing GmbH.....      Germany                  BBDO GmbH                  48%
Luders/BBDO Werbeagentur GmbH....................      Germany                  BBDO GmbH                  39%
Claus Koch Corporate Communications GmbH.........      Germany                  BBDO GmbH                  30%
BBDO Media Team GmbH.............................      Germany                  BBDO GmbH                  80%
Hiel/BBDO GmbH...................................      Germany                  BBDO GmbH                  32%
K & K Kohtes & Klewes Kommunikation GmbH.........      Germany                  BBDO GmbH                  39%
Economia Holding GmbH (Hamburg)..................      Germany                  BBDO GmbH                  40%
BBDO GmbH........................................      Germany         BBDO Worldwide Europe GmbH          80%
BBDO Worldwide Europe GmbH.......................      Germany             BBDO Worldwide Inc.            100%
Design and Grafikstudio "An der Alster" GmbH.....      Germany       Economia Holding GmbH (Hamburg)       32%
Manfred Baumann GmbH Hamburg.....................      Germany       Economia Holding GmbH (Hamburg)       40%
Economia Ges. f. Marketing and Werb. GmbH & Co KG               GermanyEconomia Holding GmbH (Hamburg)     40%
Brodersen, Stampe und Partner Werbeagentur GmbH..      Germany       Economia Holding GmbH (Hamburg)       40%
DCS GmbH.........................................      Germany      HM1 Ges. f. Direktmarketing and
                                                                           Werbelogistik GmbH              52%
HM1 Heuser, Mayer & Partner Directmarketing GmbH.      Germany        HM1 Ges. f. Direktmarketing
                                                                         and Werbelogistik GmbH            52%
K & K Kohtes & Klewes PR GmbH....................      Germany  K & K Kohtes & Klewes Kommunikation GmbH   39%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.      Germany  K & K Kohtes & Klewes Kommunikation GmbH   27%
K & K Kohtes & Klewes Kommunikation Frankfurt GmbH.    Germany  K & K Kohtes & Klewes Kommunikation GmbH   31%

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
                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Viamedia* Medienagentur fur Radio & TV GmbH......      Germany  K & K Kohtes & Klewes Kommunikation GmbH   35%
PURE Informations Public Relations GmbH..........      Germany  K & K Kohtes & Klewes Kommunikation GmbH   23%
K & K Kohtes, Klewes & Partner GmbH..............      Germany  K & K Kohtes & Klewes Kommunikation GmbH   23%
Promotion Dynamics GmbH..........................      Germany             Stein Holding GmbH              80%
Stein Promotions GmbH............................      Germany             Stein Holding GmbH              80%
Stein Promotions Hamburg GmbH....................      Germany             Stein Holding GmbH              80%
BBDO Advertising S.A.............................      Greece          BBDO Worldwide Europe GmbH          80%
Infomercial Direct S.A...........................      Greece             BBDO Advertising S.A.            80%
Team/Athens S.A..................................      Greece             BBDO Advertising S.A.            40%
Sponsoring Business Ltd..........................      Greece             BBDO Advertising S.A.            80%
SPO S.A..........................................      Greece             BBDO Advertising S.A.            40%
The Media Corp  S.A..............................      Greece             BBDO Advertising S.A.            80%
Cinemax S.A......................................      Greece             BBDO Advertising S.A.            59%
Media Direction S.A..............................      Greece             BBDO Advertising S.A.            80%
BBDO Business Communications S.A.................      Greece             BBDO Advertising S.A.            60%
IKON S.A.........................................      Greece             BBDO Advertising S.A.            39%
Point Zero S.A...................................      Greece             BBDO Advertising S.A.            25%
B/P/R Ltd........................................      Greece             BBDO Advertising S.A.            80%
Grafis S.A.......................................      Greece             BBDO Advertising S.A.            50%
Lamda Alpha S.A..................................      Greece             BBDO Advertising S.A.            21%
BBDO/Guatemala S.A...............................     Guatemala               Garnier/BBDO                 30%
Zeus/BBDO........................................     Honduras                Garnier/BBDO                 23%
BBDO Hong Kong Ltd...............................     Hong Kong          BBDO Asia Pacific Ltd.           100%
BBDO Asia Pacific Ltd............................     Hong Kong            BBDO Worldwide Inc.            100%
ADCOM BBDO Direct Limited........................     Hong Kong            BBDO Hong Kong Ltd.            100%
Topreklam/BBDO Advtg. Agency Ltd.................      Hungary         BBDO Worldwide Europe GmbH          35%
RK Swamy/BBDO Advertising Ltd....................       India            BBDO Asia Pacific Ltd.            20%
Gitam/BBDO Ltd...................................      Israel              BBDO Worldwide Inc.             20%
BBDO Italy SpA...................................       Italy              BBDO Worldwide Inc.            100%
Impact/BBDO......................................      Lebanon       Impact/BBDO International Ltd.        22%
BBDO (Malaysia) Sdn Bhd..........................     Malaysia           BBDO Asia Pacific Ltd.            70%
BBDO Mexico, S.A. de C.V.........................      Mexico              BBDO Worldwide Inc.             80%
Keja/Donia B.V...................................    Netherlands          BBDO Nederlands B.V.             50%
FHV/BBDO B.V.....................................    Netherlands          BBDO Nederlands B.V.             50%
Bennis BPR B.V...................................    Netherlands          BBDO Nederlands B.V.             50%
Signum B.V.......................................    Netherlands          BBDO Nederlands B.V.             50%
Bartels/Verdonk Impuls B.V.......................    Netherlands          BBDO Nederlands B.V.             50%
BBDO BC B.V......................................    Netherlands          BBDO Nederlands B.V.             50%
Heliberg Beheer B.V..............................    Netherlands          BBDO Nederlands B.V.             50%
BBDO Nederlands B.V..............................    Netherlands           BBDO Worldwide Inc.             50%
Liberty Films B.V................................    Netherlands              FHV/BBDO B.V.                50%
Media Direction Netherlands B.V..................    Netherlands              FHV/BBDO B.V.                31%
BBDO Beheer B.V..................................    Netherlands          BBDO Nederlands B.V.             50%
IPW Communicatie-adviesbureau ...................    Netherlands          Heliberg Beheer B.V.             50%
A27 B.V..........................................    Netherlands          Heliberg Beheer B.V.             50%
Quadrant Communicatie B.V........................    Netherlands               Signum B.V.                 50%
Bruns van der Wijk B.V...........................    Netherlands          BBDO Nederlands B.V.             15%
Grant Tandy B.V..................................    Netherlands            BBDO Canada Inc.              100%
OFI Finance B.V..................................    Netherlands               Registrant                  66%
                                                                            BBDO Canada Inc.               34%
Clemenger/BBDO Ltd. (N.Z.).......................    New Zealand           Clemenger BBDO Ltd.             47%
Colenso Communications Ltd.......................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)          47%
HKM Advertising Ltd..............................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)          47%
BBDO/Nicaragua S.A...............................     Nicaragua               Garnier/BBDO                 25%
BBDO Oslo AS.....................................      Norway          BBDO Worldwide Europe GmbH          48%

                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Garnier/BBDO.....................................      Panama              BBDO Worldwide Inc.             50%
Campagnani/BBDO S.A..............................      Panama                 Garnier/BBDO                 10%
BBDO Peru S.A....................................       Peru               BBDO Worldwide Inc.             51%
PAC/BBDO Worldwide Inc...........................    Philippines         BBDO Asia Pacific Ltd.            30%
BBDO Warsaw......................................      Poland              BBDO Worldwide Inc.            100%
Media Direction..................................     Portugal BBDO Portugal Agencia de Publicidade, Lda.  84%
BBDO Portugal Agencia de Publicidade, Lda........     Portugal         BBDO Worldwide Europe GmbH          84%
Headline Public Relations & Promotions, Inc......    Puerto Rico          BBDO Puerto Rico Inc.            85%
BBDO Puerto Rico Inc.............................    Puerto Rico           BBDO Worldwide Inc.             85%
Graffiti/BBDO....................................      Romania             BBDO Worldwide Inc.             20%
BBDO Marketing A/O...............................      Russia          BBDO Worldwide Europe GmbH         100%
Impact/BBDO......................................   Saudi Arabia     Impact/BBDO International Ltd.        44%
BBDO Singapore Pte Ltd...........................     Singapore          BBDO Asia Pacific Ltd.           100%
Mark/BBDO Ltd....................................  Slovak Republic           Mark/BBDO Ltd.                22%
Tiempo/BBDO Madrid S.A...........................       Spain               BBDO Espana S.A.               65%
Contrapunto S.A..................................       Spain               BBDO Espana S.A.               67%
Tiempo/BBDO S.A..................................       Spain               BBDO Espana S.A.               77%
BBDO Espana S.A..................................       Spain              BBDO Worldwide Inc.             90%
C.P. Comunicacion................................       Spain               Contrapunto S.A.               62%
Media Direction Madrid, S.A......................       Spain            Tiempo/BBDO Madrid S.A.           65%
DEC S.A..........................................       Spain               Tiempo/BBDO S.A.               65%
Media Direction..................................       Spain               Tiempo/BBDO S.A.               76%
Ehrenstrahle International A.B...................      Sweden          BBDO Worldwide Europe GmbH          95%
HLR & Co/BBDO Reklambyra AB......................      Sweden          BBDO Worldwide Europe GmbH          81%
Ehrenstrahle & Co. i Stockholm A.B...............      Sweden        Ehrenstrahle International A.B.       95%
HLR/Broadcast Filmproduction A.B.................      Sweden           HLR/BBDO Reklambyra A.B.           81%
Hird & Co. Annonsbyra A.B........................      Sweden           HLR/BBDO Reklambyra A.B.           42%
BBDO Taiwan Advertising Company Ltd..............      Taiwan            BBDO Asia Pacific Ltd.            55%
Damask/BBDO Limited..............................     Thailand           BBDO Asia Pacific Ltd.            80%
Alice Marketing Communication Services...........      Turkey          BBDO Worldwide Europe GmbH          30%
BBDO Istanbul....................................      Turkey    Alice Marketing Communication Services    30%
Impact/BBDO..................................... United Arab Emirates  Impact/BBDO International Ltd.      44%
Abbott Mead Vickers PLC..........................  United Kingdom          BBDO Worldwide Inc.             30%
BBDO/Venezuela C.A...............................     Venezuela            BBDO Worldwide Inc.             50%
The DDB Needham Worldwide CommunicationsGroup,Inc.    New York                Registrant                  100%
DDB Needham Chicago, Inc.........................     Delaware         The DDB Needham Worldwide
                                                                       Communications Group,Inc           100%
The Focus Agency Inc.............................     Delaware          The DDB Needham Worldwide
                                                                        Communications Group,Inc          100%
DDB Needham International Inc....................     Delaware         Omnicom International Inc.         100%
DDB Needham Worldwide Partners, Inc..............     New York          The DDB Needham Worldwide
                                                                        Communications Group,Inc          100%
Griffin Bacal Inc................................     New York          The DDB Needham Worldwide
                                                                        Communications Group,Inc          100%
Tracy-Locke Inc..................................       Texas                  Registrant                 100%
Focus Agency Limited Partnership.................       Texas             The Focus Agency Inc.            99%
                                                                          C-D Acquisitions Inc.             1%
Puskar Gibbon Chapin Inc.........................       Texas               Tracy-Locke Inc.              100%
Elgin Syferd/DDB Needham Inc.....................    Washington          The DDB Needham Worldwide
                                                                         Communications Group,Inc         100%
DDB Needham Worldwide Pty. Ltd. (Australia)......    Australia   DDB Needham Worldwide Partners, Inc.     100%
DDB Needham Brisbane Pty. Ltd....................    Australia DDB Needham Worldwide Pty. Ltd.(Australia) 100%
Rapp Collins Worldwide Pty Ltd...................    Australia DDB Needham Worldwide Pty. Ltd.(Australia) 100%
DDB Needham Adelaide Pty. Ltd....................    Australia DDB Needham Worldwide Pty. Ltd.(Australia)  60%
DDB Needham Sydney Pty. Ltd......................    Australia DDB Needham Worldwide Pty. Ltd.(Australia) 100%
DDB Needham Melbourne Pty. Ltd...................    Australia DDB Needham Worldwide Pty. Ltd.(Australia) 100%
DDB Needham Finance Pty Ltd......................    Australia DDB Needham Worldwide Pty. Ltd.(Australia) 100%
Carr Clark & Associates Pty Ltd..................    Australia      Rapp Collins Worldwide Pty Ltd.       100%
Salesforce Victoria Pty Ltd......................    Australia      Rapp Collins Worldwide Pty Ltd.       100%
DDB Needham Heye & Partner Werbeagentur GmbH.....     Austria       DDB Needham Heye & Partner GmbH        53%

                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Heye & Partner Werbeagentur GmbH.................      Austria             Heye & Partner GmbH             45%
DDB Needham Heye & Partner GmbH..................      Austria    DDB Needham Worldwide Partners, Inc.     55%
                                                                          Heye & Partner GmbH              34%
The Media Partnership............................      Austria        DDB Needham Heye & Partner           13%
                                                                            Werbeagentur GmbH
DDB Needham Worldwide S.A........................      Belgium       DDB Needham International Inc.        20%
                                                                       The DDB Needham Worldwide           26%
                                                                       Communications Group,Inc
                                                                  DDB Needham Worldwide Partners, Inc.     20%
                                                                             Registrant                    26%
T.M.P. S.A.......................................      Belgium         DDB Needham Worldwide S.A.          23%
Omnimedia S.A....................................      Belgium         DDB Needham Worldwide S.A.          46%
Marketing Power Rapp & Collins S.A...............      Belgium         DDB Needham Worldwide S.A.          60%
Production 32 S.A................................      Belgium         DDB Needham Worldwide S.A.          92%
DDB Needham Worldwide Brazil Ltda................      Brazil          The DDB Needham Worldwide
                                                                       Communications Group,Inc            50%
Olympic DDB Needham Bulgaria.....................     Bulgaria          Olympic DDB Needham S.A.           63%
Omnicom Canada Inc...............................      Canada                  Registrant                 100%
Griffin Bacal Volny..............................      Canada              Griffin Bacal Inc.              60%
ABM Zegers/DDB Needham Worldwide.................       Chile      DDB Needham Worldwide Partners, Inc.    40%
Beijing DDB Needham Advertising Co. Ltd..........       China          DDB Needham Worldwide Ltd.          51%
Guangzhou DDB Advertising Ltd....................       China      DDB Needham (China) Investment Ltd.     80%
DDB Needham Worldwide Ltda.......................     Colombia     DDB Needham Worldwide Partners, Inc.    80%
DDB Needham Costa Rica S.A.......................    Costa Rica    DDB Needham Worldwide Partners, Inc.    20%
DDB Needham WW Prague............................  Czech Republic  DDB Needham Worldwide Partners, Inc.    58%
The Media Partnership A/S........................      Denmark           DDB Needham Denmark A/S            6%
Rapp & Collins DDBN A/S..........................      Denmark           DDB Needham Denmark A/S           49%
Administration ApS...............................      Denmark           DDB Needham Denmark A/S            8%
                                                                          TBWA Reklamebureau A/S            6%
                                                                          Rapp & Collins DDBN A/S           5%
                                                                           BBDO Denmark A/S                 8%
                                                                     BBDO Business Communications A/S       7%
DDB Needham Denmark A/S..........................      Denmark         DDB Needham Scandinavia A/S         70%
DDB Needham Scandinavia A/S......................      Denmark     DDB Needham Worldwide Partners, Inc.   100%
Adcom/DDB Needham WW.............................    El Salvador           Panama Holding Co.              20%
Brand Sellers DDB Estonia AS.....................      Estonia          DDB Worldwide Helsinki Oy          58%
Brand Sellers DDB OY.............................      Finland          DDB Worldwide Helsinki Oy          67%
DDB Worldwide Helsinki Oy........................      Finland         DDB Needham Scandinavia A/S         27%
                                                                    DDB Needham Worldwide Partners, Inc.   40%
Datum Optimum Media Oy...........................      Finland          DDB Worldwide Helsinki Oy          36%
Diritto Rapp & Collins Oy........................      Finland          DDB Worldwide Helsinki Oy          13%
DDB Lille S.A....................................      France   DDB Needham Worldwide Communication S.A.   48%
DDB The Way S.A..................................      France   DDB Needham Worldwide Communication S.A.   63%
DDB Atlantique...................................      France   DDB Needham Worldwide Communication S.A.   40%
Nacre S.A........................................      France   DDB Needham Worldwide Communication S.A.   52%
TMPF S.A.........................................      France   DDB Needham Worldwide Communication S.A.   13%
TMPR S.A.........................................      France                   TMPF S.A.                  10%
Optimum DDB......................................      France   DDB Needham Worldwide Communication S.A.   79%
Production 32 SNC................................      France   DDB Needham Worldwide Communication S.A.   52%
                                                                                SDMP S.A.                  20%
DDB & Co.........................................      France   DDB Needham Worldwide Communication S.A.   55%
DDB Needham Worldwide Europe S.A.................      France   DDB Needham Worldwide Communication S.A.   79%
MODA S.A.........................................      France   DDB Needham Worldwide Communication S.A.   79%
SDMP S.A.........................................      France   DDB Needham Worldwide Communication S.A.   57%
Directing/Rapp & Collins.........................      France   DDB Needham Worldwide Communication S.A.   55%
DDB Trade SNC....................................      France   DDB Needham Worldwide Communication S.A.   79%
Marketic Conseil S.A.............................      France   DDB Needham Worldwide Communication S.A.   49%

                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
Piment S.A.......................................      France   DDB Needham Worldwide Communication S.A.   62%
Providence S.A...................................      France                   MODA S.A.                  79%
SFV S.A..........................................      France                   SDMP S.A.                  20%
                                                                 DDB Needham Worldwide Communication S.A.  52%
DDB Needham Worldwide Communication S.A..........      France                  Registrant                  79%
DDB Needham Worldwide SNC........................      France   DDB Needham Worldwide Communication S.A.   79%
Publiteam S.A....................................      France                   SDMP S.A.                  20%
Louis XIV........................................      France   DDB Needham Worldwide Communication S.A.   40%
SDMS.............................................      France   DDB Needham Worldwide Communication S.A.   21%
                                                                                SDMP S.A.                  19%
Printer..........................................      France   DDB Needham Worldwide Communication S.A.   40%
                                                                                SDMS                       20%
Boxa Nova........................................      France                   SDMS                       20%
                                                                DDB Needham Worldwide Communication S.A.   40%
Groupe 32 SNC....................................      France               Production 32 SNC              37%
                                                                              SFV S.A.                     14%
                                                                               Printer                     18%
Rapp & Collins SNC...............................      France           Directing/Rapp & Collins           27%
                                                                             Piment S.A.                   31%
DDB CIE..........................................      France   DDB Needham Worldwide Communication S.A.   78%
Hoffmann, Reiser, Schalt Frankfurt...............      Germany  Communication Management GmbH Dusseldorf   49%
Optimum Sponsoring Dusseldorf....................      Germany      Jaschke Optimum Media Dusseldorf       26%
Jaschke Optimum Media Dusseldorf.................      Germany  Communication Management GmbH Dusseldorf   51%
Production 32 Dusseldorf.........................      Germany  Communication Management GmbH Dusseldorf   90%
Jahns, Rapp & Collins Dusseldorf.................      Germany  Communication Management GmbH Dusseldorf   50%
                                                                         Heye & Partner GmbH               30%
Hering, Selby & Co. Hamburg......................      Germany  Communication Management GmbH Dusseldorf   30%
Screen GmbH......................................      Germany  Communication Management GmbH Dusseldorf  100%
The Media Partnership GmbH.......................      Germany  Communication Management GmbH Dusseldorf   25%
DDB Needham Beteiligungsgesellschaft GmbH........      Germany  Communication Management GmbH Dusseldorf   75%
DDB Needham GmbH Dusseldorf......................      Germany  Communication Management GmbH Dusseldorf  100%
Fritsch Heine Rapp & Collins GmbH................      Germany  Communication Management GmbH Dusseldorf   87%
Heye & Partner GmbH..............................      Germany    DDB Needham Worldwide Partners, Inc.     45%
Data Direct Rapp & Collins GmbH..................      Germany      Fritsch Heine Rapp & Collins GmbH      87%
Heye Management Service GmbH.....................      Germany             Heye & Partner GmbH             23%
Print, Munchen GmbH..............................      Germany             Heye & Partner GmbH             45%
Communication Management GmbH Dusseldorf.........      Germany                 Registrant                 100%
DDBN GmbH (Frankfurt)............................      Germany  DDB Needham Beteiligungsgesellschaft GmbH  75%
Production Service (Ludwigsburg).................      Germany         DDB Needham GmbH Dusseldorf        100%
Growth Enterprises Ltd...........................     Gibraltar      DDB Needham Worldwide Partners        51%
Olympic DDB Needham S.A..........................      Greece     DDB Needham Worldwide Partners, Inc.     63%
Tempo Optimum Media Hellas S.A...................      Greece           Olympic DDB Needham S.A.           45%
                                                                            Producta/TBWA                  15%
Inno Rapp & Collins S.A..........................      Greece           Olympic DDB Needham S.A.           32%
The Media Partnership S.A........................      Greece           Olympic DDB Needham S.A.           16%
DDB Needham S.C.E................................      Greece           Olympic DDB Needham S.A.           63%
Publinac/DDB Needham WW..........................     Guatemala            Panama Holding Co.              11%
Adcom/DDB Needham WW.............................     Honduras             Panama Holding Co.              20%
Brilliant Shine Development Ltd..................     Hong Kong Bentley DDB Needham Public Relations, Ltd. 70%
Bentley DDB Needham Public Relations, Ltd........     Hong Kong       DDB Needham Asia Pacific Ltd.        70%
Diversified Agency Services Ltd..................     Hong Kong       DDB Needham Asia Pacific Ltd.       100%
Window Creative Ltd..............................     Hong Kong       DDB Needham Asia Pacific Ltd.        85%
DDB Needham Worldwide Ltd........................     Hong Kong       DDB Needham Asia Pacific Ltd.       100%
BPR Advertising Company Limited..................     Hong Kong Bentley DDB Needham Public Relations, Ltd. 39%
DDB Needham Asia Pacific Ltd.....................     Hong Kong   DDB Needham Worldwide Partners, Inc.    100%

                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
DDB Needham (China) Investment Ltd...............     Hong Kong       DDB Needham Asia Pacific Ltd.       100%
Bernard Hodes Advertising (Hong Kong) Ltd........     Hong Kong     Diversified Agency Services Ltd.      100%
DDB Needham Advertising Co. (Budapest)...........      Hungary         DDB Needham Heye & Partner          21%
                                                                            Werbeagentur GmbH
                                                                   DDB Needham Worldwide Partners, Inc.    40%
Lexington  Bt....................................      Hungary   DDB Needham Advertising Co. (Budapest)    31%
                                                                               Madison                     25%
Madison Bt.......................................      Hungary   DDB Needham Advertising Co. (Budapest)    51%
MUDRA Communications Ltd.........................       India          The DDB Needham Worldwide           10%
                                                                        Communications Group,Inc
Verba DDB Needham S.R.L..........................       Italy     DDB Needham Worldwide Partners, Inc.     85%
Auge S.R.L.......................................       Italy           Verba DDB Needham S.R.L.           43%
                                                                           BBDO Italy SpA                  50%
Verba PSA S.R.L..................................       Italy           Verba DDB Needham S.R.L.           55%
Grafika S.R.L....................................       Italy           Verba DDB Needham S.R.L.           85%
Nadler S.R.L.....................................       Italy           Verba DDB Needham S.R.L.           85%
TMP Italy S.R.L..................................       Italy           Verba DDB Needham S.R.L.           21%
Rapp & Collins S.R.L.............................       Italy           Verba DDB Needham S.R.L.           68%
Dai Ichi Kikaku Rapp & Collins Direct
Marketing Co., Ltd. .............................       Japan                  Registrant                  33%
DDB Needham Japan Inc............................       Japan          The DDB Needham Worldwide          100%
                                                                        Communications Group,Inc
DDB Needham DIK Korea............................       Korea      DDB Needham Worldwide Partners, Inc.    25%
Brand Sellers DDB Baltic.........................      Latvia           DDB Worldwide Helsinki Oy          44%
Naga DDB Needham Dik SDN BHD.....................     Malaysia        DDB Needham Asia Pacific Ltd.        30%
DDB Needham Worldwide S.A. de C.V................      Mexico                  Registrant                 100%
Capitol Advice B.V...............................    Netherlands                DDB B.V.                  100%
Rapp and Collins B.V.............................    Netherlands                DDB B.V.                  100%
DDB Needham Holding B.V..........................    Netherlands  DDB Needham Worldwide Partners, Inc.    100%
DDB B.V..........................................    Netherlands               Registrant                 100%
The Media Partnership............................    Netherlands                DDB B.V.                   19%
DDB Needham New Zealand Ltd......................    New Zealand       DDB Needham Worldwide Ltd.          60%
DDB Needham Worldwide Ltd........................    New Zealand       DDB Needham Worldwide Pty. Ltd.    100%
                                                                                (Australia)
Media Management Ltd.............................    New Zealand       DDB Needham Worldwide Ltd.         100%
New Deal DDB Needham A/S.........................      Norway           DDB Needham Holding B.V.            2%
                                                                   DDB Needham Worldwide Partners, Inc.    49%
Big Deal Film A/S................................      Norway           New Deal DDB Needham A/S           51%
HMP DDB Needham A/S..............................      Norway           New Deal DDB Needham A/S           26%
Pro Deal A/S.....................................      Norway           New Deal DDB Needham A/S           51%
Panama Holding Co................................      Panama     DDB Needham Worldwide Partners, Inc.     50%
DDB Needham WW de Panama.........................      Panama              Panama Holding Co.              15%
AMA DDB Needham Worldwide Inc....................    Philippines      DDB Needham Asia Pacific Ltd.        51%
DDB Needham Worldwide Warszawa...................      Poland     DDB Needham Worldwide Partners, Inc.    100%
Optimum Media Sp.Z.O.O...........................      Poland     DDB Needham Worldwide Partners, Inc.     70%
Tempo Media - Agencia de Melos, Publicidade SA...     Portugal            The Media Partnership            18%
The Media Partnership............................     Portugal      DDB Needham Worldwide & Guerreiro      18%
                                                                             Publicidade S.A.
DDB Needham Worldwide & Guerreiro
   Publicidade S.A. .............................     Portugal                 Registrant                  70%
DDB Needham Worldwide GAF Pte. Ltd...............     Singapore       DDB Needham Asia Pacific Ltd.       100%
DDB Needham Worldwide Bratislava.................  Slovak Republic  DDB Needham Worldwide Partners, Inc.   74%
Tandem/DDB Needham Worldwide, S.A................       Spain          The DDB Needham Worldwide            7%
                                                                       Communications Group,Inc
                                                                               Registrant                  79%
Tandem/DDB Campmany Guasch, S.A..................       Spain                  Registrant                   2%
                                                                    Tandem/DDB Needham Worldwide S.A.      84%
Optimum Media S.A................................       Spain       Tandem/DDB Campmany Guasch, S.A.       86%
Instrumens/Rapp & Collins S.A....................       Spain       Tandem/DDB Needham Worldwide S.A.      86%
Screen SA (Barcelona)............................       Spain                  Screen GmbH                100%
A Toda Copia S.A.................................       Spain       Tandem/DDB Needham Worldwide S.A.      86%
The Media Partnership S.A........................       Spain       Tandem/DDB Needham Worldwide S.A.      19%
Paradiset DDB Needham A.B........................      Sweden        DDB Needham Worldwide Sweden AB       51%

                                                                                                      Percentage
                                                                                                       of Voting
                                                    Jurisdiction                                      Securities
                                                         of                      Owning                Owned by
                      Company                       Incorporation                Entity               Registrant
                      -------                       -------------                ------               ----------
DDB Needham Worldwide Sweden AB..................      Sweden     DDB Needham Worldwide Partners, Inc.    100%
Seiler Zur DDB AG................................    Switzerland        DDB Needham Holding A.G.           30%
Quadri & Partner AG Zur..........................    Switzerland           Heye & Partner GmbH             15%
DDB Needham Holding A.G..........................    Switzerland               Registrant                 100%
DDB Needham Worldwide Inc........................      Taiwan         DDB Needham Asia Pacific Ltd.        90%
Spaulding & Hawi Advertising Company, Ltd........     Thailand          The DDB Needham Worldwide         100%
                                                                        Communications Group,Inc
Medina/Turgul DDB................................      Turkey     DDB Needham Worldwide Partners, Inc.     30%
Griffin Bacal Ltd................................  United Kingdom          Griffin Bacal Inc.             100%
Target/DDB Needham Worldwide.....................     Venezuela   DDB Needham Worldwide Partners, Inc.     40%
Baxter, Gurian & Mazzei, Inc.....................    California   Health & Medical Communications, Inc.   100%
Rainoldi, Kerzner & Radcliffe, Inc...............    California        Kallir, Philips, Ross Inc.         100%
Alcone Marketing Group, Inc......................    California                Registrant                 100%
Copithorne & Bellows Public Relations Inc........    California                Registrant                 100%
Doremus & Company................................     Delaware             BBDO Worldwide Inc.            100%
Doremus Printing Corp............................     Delaware              Doremus & Company             100%
Porter Novelli Inc...............................     Delaware              Doremus & Company             100%
Premier Magazines Inc............................     Delaware                 Registrant                 100%
Lyons/Lavey/Nickel/Swift, Inc....................     Delaware           Lavey/Wolff/Swift, Inc.          100%
Rapp Collins Worldwide Inc. (DE).................     Delaware    Rapp Collins Worldwide Holdings Inc.    100%
Rapp Collins Agency Group Inc....................     Delaware                 Registrant                 100%
Optima Direct Inc................................     Delaware                 Registrant                 100%
Merkley Newman Harty, Inc........................     Delaware                 Registrant                 100%
Thomas A. Schutz & Co., Inc......................     Delaware                 Registrant                 100%
Gavin Anderson & Company Worldwide Inc...........     Delaware                 Registrant                 100%
Bernard Hodes Advertising Inc....................     Delaware                 Registrant                 100%
Rapp Collins Worldwide Limited Partnership.......     Delaware     Rapp Collins Worldwide Holdings Inc.    99%
                                                                       Rapp Collins Worldwide GP Inc.       1%
Rapp Collins Worldwide GP Inc....................     Delaware                 Registrant                 100%
Rapp Collins Worldwide Holdings Inc..............     Delaware                 Registrant                 100%
Millsport L.L.C..................................     Delaware           Premier Magazines Inc.            25%
Medi Cine, Inc...................................     Delaware    Health & Medical Communications, Inc.   100%
Frank J. Corbett, Inc............................     Illinois    Health & Medical Communications, Inc.   100%
Rapp Collins Worldwide Inc. (IL).................     Illinois    Rapp Collins Worldwide Holdings Inc.    100%
HRC Illinois Inc.................................     Illinois    Rapp Collins Worldwide Holdings Inc.    100%
Brodeur & Partners Inc...........................   Massachusetts              Registrant                 100%
Ross Roy Communications, Inc.....................     Michigan                 Registrant                 100%
RR Realty, Inc...................................     Michigan        Ross Roy Communications, Inc.       100%
RR Bloomfield Limited Partnership................     Michigan               RR Realty, Inc.              100%
Bloomfield Parkway Associates....................     Michigan      RR Bloomfield Limited Partnership      50%
RC Communications, Inc...........................     New York                 Registrant                  99%
Health & Medical Communications, Inc.............     New York             BBDO Worldwide Inc.            100%
Gavin Anderson & Company Inc.....................     New York   Gavin Anderson & Company Worldwide Inc.  100%
Lavey/Wolff/Swift, Inc...........................     New York    Health & Medical Communications, Inc.   100%
Interbrand Schechter Inc.........................     New York                 Registrant                 100%
Health Science Communications Inc................     New York                 Registrant                 100%
Kallir, Philips, Ross, Inc.......................     New York                 Registrant                 100%
Shain Colavito Pensabene Direct, Inc.............     New York                 Registrant                 100%
Harrison & Star, Inc.............................     New York                 Registrant                 100%
Harrison Star Wiener & Beitler
   Public Relations, Inc. .......................     New York                 Registrant                 100%
Rapp & Collins USA Inc...........................     New York                 Registrant                 100%
GMR Group Inc....................................   Pennsylvania               Registrant                  20%
MDI S.A..........................................     Argentina                Registrant                  25%
TP Flower Unit Trust S.A. (Sydney)...............     Australia     Gavin Anderson & Company Pty Ltd.     100%
Gavin Anderson & Company Pty Ltd.................     Australia  Gavin Anderson & Company Worldwide Inc.  100%
Communications International Group S.A...........      Belgium     Diversified Agency Services Limited    100%

                                                                                                            Percentage
                                                                                                             of Voting
                                                    Jurisdiction                                            Securities
                                                         of                      Owning                      Owned by
                      Company                       Incorporation                Entity                     Registrant
                      -------                       -------------                ------                     ----------
Market Access Europe S.A.........................     Belgium    European Political Consultancy Group Limited   100%
KPR S.A..........................................     Belgium            Kallir, Philips, Ross, Inc.             26%
Promotess CPM S.A................................     Belgium             Promotess Holdings S.A.               100%
Promotess Holdings S.A...........................     Belgium       Diversified Agency Services Limited         100%
GPC International Holdings Inc...................     Canada                    Registrant                       20%
Info Works.......................................     Canada                Omnicom Canada Inc.                  80%
Ross Roy Group of Canada Ltd.....................     Canada           Ross Roy Communications, Inc.            100%
Ross Roy Communications Canada Limited...........     Canada           Ross Roy Group of Canada Ltd.             67%
Rapp Collins Centro America SA...................   Costa Rica     Rapp Collins Worldwide Limited Partnership    50%
S.C.H. Consultants S.A...........................     France     European Political Consultancy Group Limited    45%
Gavin Anderson & Company (France) S.A............     France        Gavin Anderson & Company Worldwide Inc.      80%
The Media Partnership Europe S.A.................     France                 Omnicom UK Limited                  48%
Product Plus (France) S.A........................     France           Product Plus International Ltd.           83%
AZ Promotion - Moridis...........................     France                 Omnicom UK Limited                  40%
Hagt, Stock-Schroer & Partner GmbH...............     Germany            BBDO Worldwide Europe GmbH              30%
Gavin Anderson & Company Worldwide GmbH..........     Germany            BBDO Worldwide Europe GmbH              92%
Targis Agentur fur Kommunikation GmbH............     Germany         Diversified Agency Services Limited        51%
Advantage GmbH...................................     Germany                 Doremus & Company                  35%
Gavin Anderson & Company (H.K.) Limited..........    Hong Kong      Gavin Anderson & Company Worldwide Inc.     100%
Doremus Hong Kong Ltd............................    Hong Kong                 Doremus & Company                100%
Product Plus (Far East) Ltd......................    Hong Kong          Product Plus International Ltd.          83%
Contract Personnel Limited.......................     Ireland              CPM International Limited            100%
Counter Products Marketing (Ireland) Ltd.........     Ireland              CPM International Limited            100%
Kabushiki Kaisha Interbrand Japan................      Japan                 Interbrand Group plc                74%
                                                               Interbrand International Holdings (I.I.H.) BV     26%
Interbrand Korea Inc.............................       Korea                 Interbrand Group plc              100%
Rapp Collins Marcoa Mexico S.A. de C.V...........     Mexico       Rapp Collins Worldwide Limited Partnership   100%
Interbrand International Holdings (I.I.H.) BV....    Netherlands              Interbrand Group plc.             100%
Adding Cognis SL.................................       Spain          Diversified Agency Services Limited       40%
Product Plus Iberica SA..........................       Spain            Product Plus International Ltd.         83%
Marketing Aplicado SA............................       Spain                 Omnicom UK Limited                 40%
Outdoor Connection Limited.......................    United Kingdom      BMP DDB Needham Worldwide Limited       33%
Countrywide Communications North Limited.........    United Kingdom   Countrywide Communications Group Limited   83%
BMP Countrywide Limited..........................    United Kingdom   Countrywide Communications Group Limited   79%
                                                                           BMP DDB Needham Worldwide Limited      5%
Countrywide Communications (London) Limited......    United Kingdom   Countrywide Communications Group Limited   83%
Countrywide Communications Limited...............    United Kingdom   Countrywide Communications Group Limited   83%
Countrywide Communications (Scotland) Limited....    United Kingdom   Countrywide Communications Group Limited   63%
Countrywide Support Limited......................    United Kingdom   Countrywide Communications Group Limited   83%
Government Policy Consultants Limited............    United Kingdom   Countrywide Communications Group Limited   43%
Fulford Hanlon Ltd...............................    United Kingdom   Countrywide Communications Group Limited   17%
Affinity Consulting Limited......................    United Kingdom          Countrywide Support Limited         25%
Vandisplay Limited...............................    United Kingdom          CPM International Limited          100%
CPM Field Marketing Limited......................    United Kingdom         Davidson Pearce Group Limited       100%
Product Plus International Ltd...................    United Kingdom         Davidson Pearce Group Limited        83%
Countrywide Communications Group Limited.........    United Kingdom      Diversified Agency Services Limited     83%
First City Public Relations Limited..............    United Kingdom      Diversified Agency Services Limited     80%
Omnicom Finance Limited..........................    United Kingdom      Diversified Agency Services Limited    100%
DAS Financial Services Limited...................    United Kingdom      Diversified Agency Services Limited     75%
                                                                                BBDO Canada Inc.                 25%
Bernard Hodes Advertising Limited................    United Kingdom      Diversified Agency Services Limited     90%
Medi Cine International plc......................    United Kingdom      Diversified Agency Services Limited    100%
WWAV Rapp Collins Group Limited..................    United Kingdom      Diversified Agency Services Limited    100%
Gavin Anderson (UK) Limited......................    United Kingdom      Diversified Agency Services Limited     90%
Vox Prism Targis Limited.........................    United Kingdom      Diversified Agency Services Limited    100%

                                                                                                                 Percentage
                                                                                                                 of Voting
                                                    Jurisdiction                                                 Securities
                                                         of                           Owning                      Owned by
                      Company                       Incorporation                     Entity                     Registrant
                      -------                       -------------                     ------                     ----------
European Political Consultancy Group Limited.....  United Kingdom         Diversified Agency Services Limited         100%
Doremus & Company Limited........................  United Kingdom         Diversified Agency Services Limited         100%
Prism International Limited......................  United Kingdom         Diversified Agency Services Limited         100%
First City/BBDO Limited..........................  United Kingdom         Diversified Agency Services Limited          64%
Omnicom UK Limited...............................  United Kingdom         Diversified Agency Services Limited         100%
EAG Access Limited...............................  United Kingdom    European Political Consultancy Group Limited      50%
Market Access International Limited..............  United Kingdom    European Political Consultancy Group Limited     100%
Coupon Information Limited.......................  United Kingdom           Granby Marketing Services Ltd.             50%
WWAV Rapp Collins Telebusiness Consultancy Ltd...  United Kingdom           WWAV Rapp Collins Group Limited           100%
Interbrand UK Limited............................  United Kingdom                Interbrand Group plc.                100%
Markforce Associates Limited.....................  United Kingdom                Interbrand Group plc.                100%
Interbrand Group plc.............................  United Kingdom                 Omnicom UK Limited                  100%
Granby Marketing Services Ltd....................  United Kingdom                 Omnicom UK Limited                  100%
CPM International Limited........................  United Kingdom                 Omnicom UK Limited                  100%
Davidson Pearce Group Limited....................  United Kingdom                 Omnicom UK Limited                  100%
Specialist Publications (UK) Limited.............  United Kingdom                 Omnicom UK Limited                  100%
The Anvil Consultancy Limited....................  United Kingdom                 Omnicom UK Limited                  100%
Premier Magazines Limited........................  United Kingdom                 Omnicom UK Limited                   75%
Colour Solutions Limited.........................  United Kingdom                 Omnicom UK Limited                  100%
BMP DDB Needham Worldwide Limited................  United Kingdom                 Omnicom UK Limited                  100%
Solutions in Media Limited.......................  United Kingdom                 Omnicom UK Limited                  100%
Paling Walters Targis Ltd........................  United Kingdom                 Omnicom UK Limited                  100%
Macmillan Davies Advertising Ltd.................  United Kingdom              Prism International Ltd.               100%
Macmillan Davies Consultants Ltd.................  United Kingdom              Prism International Ltd.               100%
Diversified Agency Services Limited..............  United Kingdom                     Registrant                      100%
The Computing Group Limited......................  United Kingdom           WWAV Rapp Collins Group Limited           100%
Data Warehouse Ltd...............................  United Kingdom           WWAV Rapp Collins Group Limited            50%
WWAV Rapp Collins Limited........................  United Kingdom           WWAV Rapp Collins Group Limited           100%
WWAV Rapp Collins North Limited..................  United Kingdom           WWAV Rapp Collins Group Limited           100%
HLB Limited......................................  United Kingdom           WWAV Rapp Collins Group Limited           100%
Hooton Schofield Limited.........................  United Kingdom           WWAV Rapp Collins Group Limited           100%
WWAV Rapp Collins Scotland Ltd...................  United Kingdom           WWAV Rapp Collins Group Limited           100%
Clark McKay Buckingham Ltd.......................  United Kingdom           WWAV Rapp Collins Group Limited            75%
TBWA International Inc...........................     Delaware                  TBWA International B.V.                10%
                                                                                    Registrant                         90%
TBWA Chiat/Day Inc...............................     New York                 TBWA International Inc.                100%
TBWA Chiat/Day GBD Holdings, Inc.................     New York                    TBW Chiat/Day Inc.                  100%
GBB Advertising Co...............................     New York             TBWA Chiat/Day GBD Holdings, Inc.           51%
Whybin TBWA Pty Ltd..............................     Australia                       Registrant                       51%
Auspace Media Pty Ltd............................     Australia                   Whybin TBWA Pty Ltd                  26%
TBWA S.A. (Brussels).............................      Belgium                  TBWA International B.V.               100%
Concept+.........................................      Belgium                  TBWA International B.V.                51%
Tissa S.A........................................      Belgium                  TBWA International B.V.               100%
Eurospace S.A....................................      Belgium                   TBWA S.A. (Brussels)                 100%
TBWA Chiat/Day Canada............................      Canada                    TBWA Chiat/Day Inc.                  100%
TBWA Reklamebureau A/S...........................      Denmark                        Registrant                       51%
TBWA S.A.(Paris).................................      France                   TBWA International B.V.               100%
TBWA (Deutschland) Holding GmbH (Frankfurt)......      Germany                  TBWA International B.V.               100%
Eurospace Media GmbH.............................      Germany           TBWA (Deutschland) Holding GmbH (Frankfurt)  100%
TBWA Werbeagentur GmbH...........................      Germany           TBWA (Deutschland) Holding GmbH (Frankfurt)  100%
TBWA Dusseldorf GmbH.............................      Germany                  TBWA Werbeagentur GmbH                100%
Graf Bertel Buczek GmbH..........................      Germany                    GBB Advertising Co.                  51%
Producta/TBWA....................................      Greece                         Registrant                       51%
TBWA Italia SpA (Milan)..........................       Italy                   TBWA International B.V.               100%

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                    Jurisdiction                                                 Securities
                                                         of                                Owning                 Owned by
                      Company                       Incorporation                          Entity                Registrant
                      -------                       -------------                        ------                  ----------
TBWA International B.V...........................       Netherlands                    Registrant                    100%
Multicom Direct Marketing & Advertising..........       Netherlands              TBWA International B.V.             100%
TBWA Campaign Company............................       Netherlands              TBWA International B.V.             100%
Dresme Van Dijk Partners.........................       Netherlands              TBWA International B.V.             100%
Campaign Divers..................................       Netherlands             Dresme Van Dijk Partners             100%
TBWA/H Nethwork B.V..............................       Netherlands              TBWA International B.V.              50%
TBWA Reclame & Marketing.........................       Netherlands              TBWA International B.V.             100%
EPG/TBWA Portugal................................        Portugal                      Registrant                     65%
Hunt Lascaris TBWA Holdings (Pty) Ltd............      South Africa              TBWA International B.V.              20%
                                                                                      Registrant                      40%
GO AM-C Pty Ltd..................................      South Africa      Hunt Lascaris TBWA Holdings (Pty) Ltd.       32%
Hunt Lascaris TBWA FMC (Pty) Ltd.................      South Africa      Hunt Lascaris TBWA Holdings (Pty) Ltd.       60%
Paroden Inv Holdings (Pty) Ltd...................      South Africa              TBWA International B.V.              50%
Hunt Lascaris TBWA Cape (Pty) Ltd................      South Africa      Hunt Lascaris TBWA Holdings (Pty) Ltd.       51%
Schalit Shipley Nethwork.........................      South Africa                Registrant                         20%
                                                                                 TBWA/ H Nethwork B.V.                10%
                                                                              Paroden Inv Holdings (Pty) Ltd          20%
Rapp Collins S.A ................................     South Africa                 Registrant                         80%
TBWA Espana S.A .................................        Spain                TBWA International B.V.                 80%
TBWA Sweden A.B..................................       Sweden                    Registrant                         100%
GBBS/TBWA Zurich Werbeagentur A.G................     Switzerland              TBWA International B.V.                19%
TBWA Ltd.........................................   United Kingdom           Floral Street Holdings Ltd.             100%
FSC Group Ltd....................................   United Kingdom                TBWA Ltd.                          100%
Floral Street Holdings Ltd.......................   United Kingdom      Diversified Agency Services Limited          100%